FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): December 13, 2004
                                                         ----------------

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                           New York                0-21695       11-2312854
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)

 Item 2.02. Results of Operations and Financial Condition

On December 13, 2004, Manchester Technologies, Inc. (the "Company") issued a press release announcing the Company's quarterly financial results for the reporting period ended October 31, 2004. A copy of the Company's press release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

      (a)   Not applicable.


      (b)   Not applicable.


      (c)   Exhibits. The following exhibit is being furnished herewith:


     (99.1) Press Release of Manchester  Technologies,  Inc.  dated December 13,
             2004.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      December 13, 2004


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    /S/ Barry R. Steinberg
                                        --------------------
                                        Barry R. Steinberg
                                        President and Chief Executive Officer


Exhibit Index.

Exhibit No.            Description
99.1                   Press Release dated December 13, 2004